Convertible Promissory Notes	12 Months Ended
Dec. 31, 2015
Note Payable / Convertible Promissory Notes [Abstract]
CONVERTIBLE PROMISSORY NOTES

Note 7 - Convertible Promissory Notes

In January 2014, the Company issued Convertible Promissory Notes totaling $210,000 (“January 2014 Notes”). The January 2014 Notes had a maturity date of one year, interest of 0% and included a warrant to purchase an aggregate of 20,946 shares of the Company’s Common Stock at an exercise price of $0.50 per share. The warrants expire the earlier of a liquidation event, upon the effective date of the Company’s initial public offering or in one year. If the January 2014 Notes were not repaid or converted on or prior to the date that is six months after the issuance, the Company was required to issue to the holders of the January 2014 Notes additional warrants equal to the amount of the initial warrants issued. The Company determined the fair value of the warrants issued using the Black-Scholes pricing model, and allocated the proceeds based on the relative fair value of the debt instruments and the related warrants. The aggregate deferred debt discount related to the January 2014 Notes was $137. In April 2014, the January 2014 Notes were converted to shares of the Series B Convertible Preferred Stock (“Series B Preferred Stock”) (see Note 10) and the remaining deferred debt discount was charged to expense.